Advantage II Variable Annuity
                         Advantage III Variable Annuity
                       National Advantage Variable Annuity

                   Flexible Premium Deferred Variable Annuity
               issued by: Midland National Life Insurance Company
              through the Midland National Life Separate Account C

                         Supplement dated April 3, 2008,
                        to Prospectuses Dated May 1, 2007

This supplement will alter the prospectuses listed above in the following manner:

On page two of the prospectus the following portfolio name change was made effective March 26, 2008.

Neuberger Berman AMT Fasciano Portfolio changed to Neuberger Berman AMT Small-Cap Growth Portfolio

Under "Investment Policies Of The Funds' Portfolios" the following name change was made effective March 26, 2008.

Neuberger Berman AMT Fasciano Portfolio changed to Neuberger Berman AMT Small-Cap Growth Portfolio